UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

PRAXIS PRECISION MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.

99 High Street, 30th Floor

Boston, Massachusetts 02110

(Address of principal executive offices, including zip code)

(617) 300-8460

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, at a special meeting of stockholders held on November 6, 2023, the stockholders of Praxis Precision Medicines, Inc. (the “Company”) approved a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio ranging from any whole number between 1-for-5 and 1-for-25, with the exact ratio within such range to be determined by the Company’s Board of Directors (the “Board”) at its discretion. On November 20, 2023, the Board approved a reverse stock split of the Company’s common stock at a final ratio of 1-for-15 (the “Reverse Stock Split”). The Reverse Stock Split is expected to become effective at 5:00 p.m. Eastern Time on Tuesday, November 28, 2023. The Company’s common stock is expected to commence trading on a split-adjusted basis when the markets open on November 29, 2023 under the existing trading symbol “PRAX.” The new CUSIP number for the Company’s common stock following the Reverse Stock Split will be 74006W 207.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will be entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price per share of the common stock (as adjusted to give effect to the Reverse Stock Split) on the trading day immediately preceding the effectiveness of the Reverse Stock Split as reported on The Nasdaq Global Select Market.

Forward Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws, including express or implied statements regarding the Company’s future expectations, plans and prospects, including, without limitation, statements regarding the expected timing of the effectiveness of the Reverse Stock Split and trading in the Company’s common stock on a post-split basis and fractional shares, as well as other statements that constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995.

The express or implied forward-looking statements included in this Current Report are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation risks concerning the Company’s ability to effect the Reverse Stock Split and the impact of the Reverse Stock Split on the Company’s common stock or business and risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q and other filings made with the Securities and Exchange Commission. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on information and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. Any forward-looking statement made in this Current Report speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: November 22, 2023	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer